Exhibit 99.1

For Use With CEB Members and Clients

CEB Member and Client FAQ

What was announced?

CEB has entered into an agreement to be acquired by Gartner, the world’s leading information technology research and advisory company. With the addition of CEB, Gartner will become the leading global research and advisory company for all major functions in the enterprise with significantly enhanced capabilities that increase the value and insights we can deliver for clients worldwide

Who is Gartner?

Gartner (NYSE: IT) is the world’s leading information technology research and advisory company. They are known for analyst-driven, syndicated research and advisory services in Information Technology (IT), Marketing and Supply Chain. Like CEB, Gartner has a rich history and culture that is both collaborative and client-centric. They were founded in 1979 and are headquartered in Stamford, Connecticut with almost 9,000 associates worldwide. Their clients are located in more than 90 countries and are highly diversified across geography, industry and size. And they have a strong track record of sustained growth having delivered 23 quarters of consecutive double-digit growth.

Why is Gartner acquiring CEB? How will this combination benefit members and clients?

Gartner has known and admired CEB for many years, and they are excited about the many benefits this combination will deliver to all customers of both organizations.

•	Gartner will expand CEB’s existing best practice and talent management insights for leaders in large enterprises and further introduce them to clients in the mid-size enterprise segment, where Gartner has a more extensive market presence.

•	Gartner will also develop a comprehensive suite of new syndicated research and advisory products, leveraging CEB’s existing strength in HR, Sales, Finance and Legal, that will be introduced to members and clients worldwide.

•	CEB’s members and clients will also be introduced to Gartner’s expertise in technology, as decision making is increasingly taking place across a wider range of functional roles beyond IT.

•	Together, we will provide a comprehensive and differentiated suite of advisory services aligned to the mission-critical priorities of virtually all functional business leaders across every industry and size of enterprise worldwide to help clients make the right decisions with confidence.

Once the transaction is closed, will CEB members and clients automatically get access to Gartner’s services and vice versa?

No. Gartner and CEB offerings will continue to be offered separately. We will also develop new products and will share more information once available.

When will the transaction be completed? What should I expect between now and then?

We expect the transaction will close in the first half of 2017. Until that time, Gartner and CEB will remain separate, independent companies. As such, there will be no changes to how we operate or conduct business. We will continue to provide you with the same exceptional levels of service and commitment to excellence that you’ve come to expect from CEB. And, given the complementary nature of our businesses and our shared commitment to outstanding service, we anticipate a seamless integration.

For Use With CEB Members and Clients

Will this announcement have any impact on products and services I receive? Will existing contracts continue to be honored? Will future contracts be negotiated in the same manner?

Existing contracts will continue to be honored in accordance with their terms and all business will continue in normal course. Once the transaction closes, which we expect to occur in the first half of 2017, we will be excited to introduce new services to help you make the right decisions with confidence.

Do my points of contact at CEB change?

No. All of your contacts will remain the same.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “will be,” “will,” “expects,” “expected,” “intends,” “continue,” or similar expressions, and include the assumptions that underlie such statements. These forward-looking statements include statements about future financial and operating results; benefits of the transaction to customers, stockholders and employees; potential synergies and cost savings; the ability of the combined company to drive growth and expand client relationships; the financing of the transaction and other statements regarding the proposed transaction. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to:

•	failure of the Company’s stockholders to adopt the Merger Agreement or that the companies will otherwise be unable to consummate the Merger on the terms set forth in the Merger Agreement;

•	the risk that the financing for the merger consideration will not be obtained;

•	the risk that the businesses will not be integrated successfully;

•	the risk that synergies will not be realized or realized to the extent anticipated;

•	uncertainty as to the market value of the non-cash portion of the merger consideration to be paid in the Merger;

•	the risk that required governmental approvals of the Merger will not be obtained;

•	the risk that, following this transaction, Gartner will not realize on its financing or operating strategies;

•	litigation in respect of either company or the Merger; and

•	disruption from the Merger making it more difficult to maintain certain strategic relationships.

The forward-looking statements contained in this Current Report are also subject to other risks and uncertainties, including those more fully described in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 29, 2016. The forward-looking statements in this Current Report are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

This communication is being made in respect of a proposed business combination involving Gartner and the Company. In connection with the proposed transaction, Gartner will file with the SEC a Registration Statement on Form S-4 that includes the preliminary proxy statement of the Company and that will also constitute a prospectus of Gartner. The information in the preliminary proxy statement/prospectus is not complete and may be changed. Gartner may not issue the common stock referenced in the proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC becomes effective. The preliminary proxy statement/prospectus, this Current Report on Form 8-K and any related communication are not offers to sell Gartner securities, are not soliciting an offer to buy Gartner securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval. The definitive proxy statement/prospectus will be mailed to stockholders of the Company.

GARTNER AND THE COMPANY URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Gartner (when they become available) may be obtained free of charge on Gartner’s website at www.gartner.com or by directing a written request to Gartner, Inc., Investor Relations, 56 Top Gallant Road Stamford, CT 06902-7747. Copies of documents filed with the SEC by the Company (when they become available) may be obtained free of charge on the Company’s website at www.cebglobal.com or by directing a written request to the Company care of Investor Relations, 1919 North Lynn Street, Arlington, VA 22209.

Participants in the Merger Solicitation

Each of Gartner, the Company and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the proposed transaction is set forth in the proxy statement/prospectus described above filed with the SEC. Additional information regarding Gartner’s executive officers and directors is included in Gartner’s definitive proxy statement, which was filed with the SEC on April 11, 2016. Additional information regarding the Company’s executive officers and directors is included in the Company’s definitive proxy statement, which was filed with the SEC on April 29, 2016. You can obtain free copies of these documents using the information in the paragraph immediately above.